HAND & HAND PC

24351 Pasto Raod #B

Dana Point, California 92629

(949) 489-2400

(949) 489-0034

September 10, 2008

Pamela A Long

Assistant Director

Securities & Exchange Commission

450 fifth Street, NW

Washington, DC 20549

Re:

New Millennium Products

Amendment No. 1 to Registration Statement on Form S-1

File No. 333-152678

Filed:  August 28, 2008

Dear Ms. Long:

Thank you for your efforts in reviewing this filing. Your comments are reproduced below together with our response on behalf of New Millennium Products.

1.

When you amend your filing, please ensure that you file a marked copy of the filing, as well as a clean copy.  This is required by Rule 472(a) of Regulation C.  Please also see Rule 310 of Regulation S-T.

Complied.

Additional Information

2.

The first reference to the Commission in this paragraph continues to include the former address.  Please revise to include the new address at 100 F Street NW.

Complied.

Pamela A Long

Securities & Exchange Commission

September 10, 2008

Page -1-

Plan of Operation

3.

Please elaborate on the nature of your agreement or understanding with Mr. Hand regarding the provision of a $300,000 loan to the Company.  Your current disclosure merely states that he has indicated that he is financially able to loan up to this amount.  If he is not committed to loan this amount, please make this clear in the filing.  If you have a written agreement with him, please include it as an exhibit to the registration statement.

Complied. The funding letter has been filed as an exhibit.

Principal Shareholders

4.

It remains unclear to what footnote (2) refers, as there is no footnote reference contained in the principal shareholder table.  In addition, there appears to be a typographical error in footnote (1) that prevents the footnote from being readable.  Please revise.

Complied.

Very truly yours,

Jehu Hand

JH:kp